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                                  MILESTONES
                                  ----------

                                   issued by

                      PAINEWEBBER LIFE INSURANCE COMPANY
                              in connection with
                   PAINEWEBBER LIFE VARIABLE ANNUITY ACCOUNT
                Individual Deferred Variable Annuity Contract

                        ______________________________

Supplement Dated November 1, 1995 to Prospectus Dated May 1, 1995

             Changes in the Portfolios of PaineWebber Series Trust
             -----------------------------------------------------

     A supplement dated August 1, 1995 to the prospectus dated May 1, 1995, described certain changes proposed to be made in the operations of three of the Portfolios of the PaineWebber Series Trust ("Trust"); the Government Portfolio, the Fixed Income Portfolio and the Dividend Growth Portfolio. The shares of the various Trust Portfolios are held by the corresponding Divisions of the PaineWebber Life Variable Annuity Account ("Separate Account") pursuant to allocation instructions of owners of the Milestones annuity contract. In addition, an application has been filed with the Securities and Exchange Commission ("S.E.C.") to permit the substitution of shares of the Asset Allocation Portfolio for the shares of the Balanced Portfolio. A summary of the current status of those proposals is set forth below. For more complete
                                                       -----------------
information regarding the changes, see the prospectus of the PaineWebber Series
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Trust which accompanies this prospectus.
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The Government Divison is now the Strategic Fixed Income Division
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     PaineWebber Life Insurance Company ("PaineWebber Life") has been advised that a special meeting of shareholders of the Trust was held on September 21, 1995, at which the shareholders of the Trust's Government Portfolio approved (1) a sub-advisory agreement between Mitchell Hutchins Asset Management, Inc, ("Mitchell Hutchins") and Pacific Investment Management Company, (2) the changing of the Portfolio's investment objective form "high current income consistent with the preservation of capital" to "total return consisting of capital appreciation and income" and (3) an amendment to the Portfolio's fundamental investment limitation governing borrowing to increase permissable borrowing from 10% to 33-1/3% of its assets and permit the use of dollar rolls.

     In addition, the name of the Trust's Portfolio has been changed to "Strategic Fixed Income Portfolio" and the Separate Account Division name has been changed to "Strategic Fixed Income Division".
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The Fixed Income Division is now the High Grade Fixed Income Division
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     Effective September 21, 1995, the name of the Trust's Fixed Income
Portfolio was changed to "High Grade Fixed Income Portfolio". The name of the corresponding Separate Account Division also was changed to "High Grade Fixed Income Division".

The Dividend Growth Division is now the Growth and Income Division
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     Changes in the investment policies (but not the investment objective) of the Trust's Dividend Growth Portfolio were implemented as of August 14, 1995.

     The name of this Portfolio has been changed to "Growth and Income Portfolio". The name of the corresponding Separate Account Division was also changed to "Growth and Income Division".

The Balanced Division - No Longer Available
-------------------------------------------

     PaineWebber Life, on behalf of the Separate Account, has filed an application for an order of the S.E.C. to permit the substitution of shares of the Asset Allocation Portfolio (see below) for shares of the Balanced Portfolio now held by the Balanced Division of the Separate Account. As of the date of this Supplement, the S.E.C. has not acted upon the application.

The Asset Allocation Division
-----------------------------

     Changes in the investment policies (but not the investment objective) of the Asset Allocation Portfolio have been approved by the Trust's Board of Trustees and were implemented as of August 14, 1995. Pursuant to these changes, the Portfolio operates as a "balanced fund", in that it invests in a combination of equity securities, investment grade debt obligations and money market instruments.

     If and when the substitution of shares of the Asset Allocation Portfolio for shares of the Balanced Portfolio is effected pursuant to the above-described S.E.C. order, the name of the Portfolio will be changed to "Balanced Portfolio" to reflect more accurately the Portfolio's new investment policies. At that time, the name of this Division will be changed to "Balanced Division".


                            Administrative Services
                            -----------------------

     Reference to administrative services under the heading "Insurance Company" at page 9 in the prospectus is amended and expanded to read as follows:

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     PaineWebber Life has entered into a contract with American Republic
Insurance Company under which the latter has agreed to perform certain of the administrative services relating to the Contract. The address of the administrative office is 601 6th Avenue, Des Moines, Iowa 50309. Such administrative services include: issuing Contracts, maintaining Contract Owner records (accounting, valuation and reporting services) and issuing reports.